SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-12

                             Chicopee Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                              N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
(5) Total fee paid:
                              N/A
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:
                  N/A
--------------------------------------------------------------------------------
                  (2) Form, Schedule or Registration Statement No.:
                  N/A
--------------------------------------------------------------------------------
                  (3) Filing Party:
                  N/A
--------------------------------------------------------------------------------
                  (4) Date Filed:
                  N/A
--------------------------------------------------------------------------------

                     [Letterhead of Chicopee Bancorp, Inc.]


May 5, 2009


Dear Stockholder:

Recently, Chicopee Bancorp, Inc. mailed its 2009 Annual Meeting of Stockholders materials, which included a Proxy Statement.

Due to a production error, compensation income for the year 2006 for certain executive officers was inadvertently omitted from the Summary Compensation Table, which is located on page 21 of the Proxy Statement. This information was provided in previous Proxy Statements.

Enclosed with this letter is the compensation income for the year 2006 for our executive officers that are listed in the Summary Compensation Table in the Proxy Statement.

We sincerely apologize for this error.

Sincerely,

/s/ William J. Wagner
-------------------------------------
William J. Wagner
President and Chief Executive Officer

                           ADDENDUM TO PROXY STATEMENT

                             Chicopee Bancorp, Inc.


     The following information should be read as an addendum to the "Summary Compensation Table," located on page 21 of the Proxy Statement.


                                                                                     Change in
                                                                                      Pension
                                                                                     Value and
                                                                                    Nonqualified
                                                                                      Deferred
                                                           Stock         Option      Compensation    All Other
Name and Principal                        Salary           Awards        Awards        Earnings    Compensation      Total
Position                      Year           ($)          ($)(1)        ($)(2)         ($) (3)       ($)(4)            ($)
-----------------------       ----       ---------       --------      ---------   --------------  ------------    ---------

William J. Wagner             2006        $311,000          -              -          $73,633       $226,070       $610,703
Chief Executive Officer

W. Guy Ormsby                 2006        $186,000          -              -          $94,583       $99,007        $379,590
Chief Financial Officer

Russell J. Omer               2006        $161,000          -              -          $30,946       $63,789        $255,735
Senior Vice President

Alzira C. Costa               2006        $115,500          -              -          $28,261       $51,891        $195,652
Senior Vice President

Maria J.C. Aigner             2006        $ 88,000          -              -          $ 14,930      $     -        $102,930
Senior Vice President